SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
               Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported) December 1st, 1995
                                                --------------------



                         MANAGEMENT TECHNOLOGIES, INC.
                         -----------------------------

             Exact name of Registrant as specified in its Charter)


                                    NEW YORK
                                    --------

                 (State or other jurisdiction of incorporation)


     0-17206                              13-3029797
---------------------               -----------------------------

Commission File No.        I.R.S. Employer Identification
630 Third Avenue, New York, NY            10017
--------------------------------    -----------------------------

Address of principal                                Zip Code
executive offices


      (212) 983-5620
-------------------------------

Registrant's telephone number,
including area code








ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS


          On November 30, 1995, Mr. Anthony J. Cataldo, a Director of the Registrant ("the Company") confirmed his resignation as a Director of the Company. The Company accepted Mr. Cataldo's resignation. Mr. Cataldo did not have any disagreement with the Company on any matter relating to its operations, policies, or practices. Annexed hereto and marked Exhibit 17.05 is a copy of Mr. Cataldo's resignation.
          On November 29, 1995, Mr. Peter Svennilson submitted his resignation as a Director and as Chairman of the Board of the Company. The Company accepted Mr. Svennilson's resignation. Mr. Svennilson did not have any disagreement with


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the Company on any matter relating to its operations, policies, or practices.
Annexed hereto and marked Exhibit 17.06 is a copy of Mr. Svennilson's resignation.
          On November 22, 1995, Mr. Edward S. Stone submitted his resignation as a Director of the Company. The Company accepted Mr. Stone's resignation. Mr. Stone did not have any disagreement with the Company on any matter relating to its operations, policies, or practices. Annexed hereto and marked Exhibit 17.07 is a copy of Mr. Stone's resignation.
          On November 22, 1995, Mr. William Meaney submitted his resignation as a Director of the Company. The Company accepted Mr. Meaney's resignation. Mr. Meaney did not have any disagreement with the Company on any matter relating to its operations, policies, or practices.
          On November 22, 1995, the Company appointed Mr. Peter Morris as President, Chief Operating Officer and a Director of the Company. Mr. Morris served as Managing Director of Digital Equipment Service Industries Solutions Company Limited (``DESISCo''), now renamed MTi Trading Systems Limited, from 1993 to the present day. All shares issued and outstanding of DESISCo were
acquired by the Company effective January 1, 1995.   Mr. Morris served as
Director of Sales and Marketing of DESISCo from 1992 to 1993 and as Chief Operating Officer of Security Pacific Hoare Govett Securities Ltd from 1990 to 1992.

ITEM 7:   EXHIBITS
          17.05.         Resignation letter of Anthony J. Cataldo.
          17.06.         Resignation letter of Peter Svennilson
          17.07.         Resignation letter of Edward S. Stone




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                           SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    New York, New York
December 1st, 1995


                              MANAGEMENT TECHNOLOGIES, INC.
                              ----------------------------------------

                             (Registrant)

                              /s/ Paul Ekon
                              PAUL EKON
                              Chief Executive Officer